CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fitweiser Holdings, Inc. (the "Registrant") on Form 10-Q for the quarter ended June 30, 2014, as filed with the Commission on the date hereof (the "Quarterly Report"), I, Rudy Campidonica, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  August 19, 2014

            /s/ Rudy Campidonica
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Rudy Campidonica
Chief Executive Officer